SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 27, 1998
                Date of Report (Date of earliest event reported)


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                                 FDX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     333-39483                  62-1721435
(State or Other Jurisdiction        (Commission File           (I.R.S. Employer
      of Incorporation)                 Number)              Identification No.)



                              2005 Corporate Avenue
                                Memphis, TN 38132
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (901) 396-3600

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Item 2.  Acquisition or Disposition of Assets.
Item 5.  Other Events.

On January 27, 1998, the previously announced transaction contemplated by the Agreement and Plan of Merger dated as of October 5, 1997, among Federal Express Corporation ("FedEx"), Caliber System, Inc. ("Caliber"), FDX Corporation (the "Registrant"), Fast Merger Sub Inc. and Tires Merger Sub Inc. was completed. In that transaction, a subsidiary of the Registrant merged with FedEx, and Caliber merged with a subsidiary of the Registrant. As a result, both FedEx and Caliber became wholly-owned subsidiaries of the Registrant. Shareholders of Caliber will receive 0.8 shares of common stock of the Registrant in the merger. A copy of the Registrant's press release dated January 28, 1998 announcing consummation of the transaction is attached hereto as Exhibit 20.1 and incorporated herein by reference.

Pursuant to Section 12g-3(a) of the General Rules and Regulation under the Securities Exchange Act of 1934, as amended (the "1934 Act"), shares of common stock of the Registrant, as a successor issuer to FedEx, will be deemed registered for the purposes of Section 12(b) of the 1934 Act.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(a)  Financial Statements of the Business Acquired.

     Previously filed by Caliber System, Inc. as a part of its Annual Report on Form 10-K for the year ended December 31, 1996 and Quarterly Reports on Form 10-Q for the quarters ended March 29, 1997, June 21, 1997 and September 3, 1997 and incorporated herein by reference.

(b)  Pro Forma Financial Statements.

     Previously filed by Registrant as a part of its Registration Statement on Form S-4, No. 333-39483, filed with the Commission on December 10, 1997 (the "Form S-4") and incorporated herein by reference.

(c)  Exhibits.

     2.1 Agreement and Plan of Merger (the "Agreement") dated as of October 5, 1997 among the Registrant, Federal Express Corporation, Caliber System, Inc. Fast Merger Sub Inc. and Tires Merger Sub Inc. (previously filed as an exhibit to the Form S-4)

     2.2       Amendment No. 1 to the Agreement dated as of January 21, 1998

     20.1      Press Release dated January 28, 1998

     23.1      Consent of Ernst & Young LLP




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              FDX CORPORATION


                              By:  /s/ Kenneth R. Masterson
                                 --------------------------------
                                    Kenneth R. Masterson
                                    Executive Vice President, General
                                      Counsel and Secretary


Date: February 2, 1998



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                                  EXHIBIT INDEX

2.2 Amendment No. 1 dated as of January 21, 1998 to the Agreement and Plan of Merger

20.1     Press Release dated January 28, 1998

23.1     Consent of Ernst & Young LLP

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